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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) AUGUST 24, 1999
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                                    UST INC.
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             (Exact name of registrant as specified in its charter)


           DELAWARE                      333-85285*              06-1193986
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(State or other jurisdiction of         (Commission         (I.R.S. Employer
incorporation or organization)          File Number)        Identification No.)



100 West Putnam Avenue, Greenwich, Connecticut                     06830
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   (Address of principal executive offices)                      (Zip Code)



        Registrant's telephone number, including area code (203) 661-1100
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     *    Refers to a Form S-4 registration statement filed by the registrant on
          August 16, 1999.


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ITEM 5.    OTHER EVENTS

     On August 16, 1999 the registrant filed a registration statement on Form S-4 (No. 333-85285) relating to the registration of up to $200 million aggregate principal amount of new 7.25% senior notes due 2009 and up to $40 million aggregate principal amount of new floating rate senior notes due 2009. The notes are being issued in exchange for a like principal amount of outstanding 7.25% senior notes and floating rate senior notes, respectively. Attached hereto as Exhibit 5.1 is a final form of legal opinion and consent relating to the issuance of the new notes.


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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    Exhibits

EXHIBIT    DESCRIPTION
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5.1    Opinion and consent of Skadden, Arps, Slate, Meagher & Flom LLP.

23.2   Consent of Skadden,  Arps,  Slate,  Meagher & Flom LLP (included in
       Exhibit 5.1).



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

     Dated: August 24, 1999

                                        UST INC.


                                        By: /s/ Debra Baker
                                           ------------------------------
                                        Name:   Debra Baker
                                        Title:  Senior Vice President and
                                                  Secretary




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